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                                                                    EXHIBIT 99.2

SILICON VALLEY BANK

                               LIMITED WAIVER AND

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER: VERSO TECHNOLOGIES, INC.
          PROVO PREPAID (DELAWARE) CORP.
          TELEMATE.NET SOFTWARE, INC.
          NEEDHAM (DELAWARE) CORP.

DATE:     JULY 25, 2005

      THIS LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

      The Parties agree to amend the Loan and Security Agreement between them, dated December 14, 2001 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      Reference is hereby made to the Verso Technologies, Inc. ("Verso") 7.50% Convertible Debentures Due November 22, 2005 (the "November 2005 Debentures"). Borrower has advised Silicon that Verso intends to restructure the payment of the November 2005 Debentures to be as follows: (i) $1,125,000, in the aggregate, upon the execution of the restructuring agreement between Verso and each of the holders of the November 2005 Debentures; (ii) $225,000, in the aggregate, on each of August 1, 2005, September 1, 2005 and October 1, 2005, (iii) $450,000, in the aggregate, on November 22, 2005 and (iv) $225,000, in the aggregate, on each of January 1, 2006, February 1, 2006, March 1, 2006, April 1, 2006, May 1, 2006, June 1, 2006, July 1, 2006, August 1, 2006, September 1, 2006 and October 1, 2006 (the "Restructured Payments"). Borrower has also advised Silicon that the interest rate on the November 2005 Debentures will increase from 7.50% to 12% per annum after November 22, 2005 (the "Modified Interest Rate," which together with the Restructured Payments is hereinafter referred to as the "Transaction").

      The Borrower is prohibited from entering into the Transaction pursuant to the terms of Sections 5.5(iii) and 5.5(iv) of the Loan Agreement, absent compliance with the terms thereof.

      NOW, THEREFOR, the parties hereto agree as follows:

      1. LIMITED WAIVER AND CONSENT RE TRANSACTION. Silicon and Borrower agree that (a) the prohibitions set forth in Sections 5.5(iii) and 5.5(iv) of the Loan Agreement are hereby

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SILICON VALLEY BANK                                LIMITED WAIVER AND AMENDMENT

waived with respect to the Transaction only and (b) Silicon hereby consents to the Transaction in accordance with the terms previously disclosed to Silicon. It is understood by the parties hereto, however, that such waiver and consent do not constitute a waiver of any other provision or term of the Loan Agreement or any related document or a consent to any other matter, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document or to consent to any other matter.

      2. MODIFIED INTEREST RATE. The Interest Rate set forth in Section 2 of the Schedule to the Loan Agreement is hereby amended in its entirety to read as follows:

         INTEREST RATE (Section 1.2):

                              A rate equal to the "Prime Rate" in effect from time to time, plus 2.25% per annum; provided, however, that the foregoing interest rate shall be reduced to a rate equal to the "Prime Rate" in effect from time to time, plus 1.75% per annum as set forth below if Borrower (i) achieves EBITDA (as defined below) in excess of $0.00 for two consecutive fiscal quarters ending after the date of this Agreement and for so long as Borrower maintains EBITDA in excess of $0.00 for each fiscal quarter ending thereafter and (ii) maintains a minimum Modified Quick Ratio of at least 1.50 to 1.0. If Borrower does not maintain EBITDA in excess of $0.00, or does not maintain a Modified Quick Ratio of at least 1.50 to 1.0, the interest rate will be increased to a rate equal to the "Prime Rate" in effect from time to time plus 2.25% per annum.

                              For purposes hereof, "EBITDA" means, on a consolidated basis, Borrower's earnings before interest, taxes, depreciation and other non-cash amortization expenses and other non-cash expenses, determined in accordance with generally accepted accounting principles, consistently applied.

                              For purposes hereof, "Modified Quick Ratio" means
                              (a) Borrower's cash and cash equivalents (each maintained at Silicon) plus Borrower's Eligible Receivables divided by (b) Borrower's current liabilities (as defined herein) less deferred revenues.

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SILICON VALLEY BANK                                LIMITED WAIVER AND AMENDMENT

                              Changes in the interest rate based on the Borrower's EBITDA and Modified Quick Ratio as provided above shall go into effect as of the first day of the month following the month in which Borrower's financial statements are received, reviewed and approved by Silicon. If, based on the Borrower's EBITDA and Modified Quick Ratio as shown in Borrower's financial statements there is to be an increase in the interest rate, the interest rate increase may be put into effect by Silicon as of the first day of the month closest to the date on which the financial statements are due, even if the delivery of the financial statements is delayed. Notwithstanding the foregoing, in no event shall an interest rate reduction go into effect if, at the date it is to go into effect, a Default or Event of Default has occurred and is continuing.

                              Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" provided that the "Prime Rate" in effect on any day shall not be less than 4.25% per annum; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

      3. MODIFIED MINIMUM TANGIBLE NET WORTH FINANCIAL COVENANT. The Minimum Tangible Net Worth Financial Covenant set forth in Section 5 of the Schedule to Loan Agreement is hereby amended in its entirety to read as follows:

         MINIMUM TANGIBLE
         NET WORTH:

                        Borrower shall maintain a Tangible Net Worth of not less than the following:

                        For the month ending June 30, 2005: $14,650,000 plus (i) 75% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 75% of the Borrower's net income in each fiscal quarter ending after the date hereof;

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SILICON VALLEY BANK                                LIMITED WAIVER AND AMENDMENT

                        For each of the months ending July 31, 2005, August 31, 2005 and September 30, 2005: $10,000,000 plus (i) 75% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 75% of the Borrower's net income in each fiscal quarter ending after the date hereof;

                        For each of the months ending October 31, 2005, November 30, 2005 and December 31, 2005: $6,500,000 plus (i) 75%
                        of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 75% of the Borrower's net income in each fiscal quarter ending after the date hereof; and

                        For the months ending January 31, 2005, February 28, 2005, and March 31, 2006 and each month ending thereafter: $3,500,000 plus (i) 75% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 75% of the Borrower's net income in each fiscal quarter ending after the date hereof.

                        Increases in the Minimum Tangible Net Worth Covenant based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth Covenant based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth Covenant be decreased.

      4. FEE. In consideration for Silicon entering into this Agreement, Borrower shall pay Silicon a fee in the amount of $7,500, which fee shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fees to Borrower's loan account.

      5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written

                                      -4-
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SILICON VALLEY BANK                                LIMITED WAIVER AND AMENDMENT

documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                      SILICON:

VERSO TECHNOLOGIES, INC.                       SILICON VALLEY BANK

BY /s/ Juliet M. Reising                       BY /s/ Peter Bendoris
   ----------------------------                   ----------------------------
   PRESIDENT OR VICE PRESIDENT                 TITLE Relationship Manager

BY /s/ David Ryan
   ----------------------------
   SECRETARY OR ASS'T SECRETARY

BORROWER:                                      BORROWER:

PROVO PREPAID (DELAWARE)                       TELEMATE.NET SOFTWARE, INC.
CORP. (FKA NACT
TELECOMMUNICATIONS, INC.)

BY /s/ Juliet M. Reising
   ----------------------------
   PRESIDENT OR VICE PRESIDENT                 BY /s/ Juliet M. Reising
                                                  -----------------------------
                                                  PRESIDENT OR VICE PRESIDENT

BY /s/ David Ryan
   ----------------------------
   SECRETARY OR ASS'T SECRETARY                BY /s/ David Ryan
                                                  -----------------------------
                                                  SECRETARY OR ASS'T SECRETARY

BORROWER:

NEEDHAM (DELAWARE) CORP. (FKA
MCK COMMUNICATIONS, INC.)

BY /s/ Juliet M. Reising
   ----------------------------
   PRESIDENT OR VICE PRESIDENT

BY /s/ David Ryan
   ----------------------------
   SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                LIMITED WAIVER AND AMENDMENT

                                     CONSENT

      The undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

CLARENT CANADA LTD.

BY /s/ Juliet M. Reising
   ------------------------------
TITLE Director

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